Exhibit 99.1

EXECUTION VERSION

SETTLEMENT AGREEMENT

Transform Holdco LLC (“Transform”), Sears Holdings Corporation (“Sears Holdings”) and each of the undersigned direct and indirect subsidiaries of Sears Holdings (collectively, with Sears Holdings, the “Debtors”) hereby enter into this Settlement Agreement (the “Agreement”) on January 10, 2020 (the “Execution Date”). In this Agreement, the term “Parties” refers to Transform, on the one hand, and Debtors, on the other hand.

WHEREAS, on October 15, 2018, each of the Debtors1 filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”), commencing a process to sell all or substantially all of Debtors’ businesses and assets;

WHEREAS, on February 8, 2019, the Bankruptcy Court entered the Order (I) Approving the Asset Purchase Agreement Among Sellers and Buyer, (II) Authorizing the Sale of Certain of the Debtors’ Assets Free and Clear of Liens, Claims, Interests and Encumbrances, (III) Authorizing the Assumption and Assignment of Certain Executory Contracts, and Leases in Connection Therewith, and (IV) Granting Related Relief [Docket No. 2507] (the “Sale Order”), approving the sale of substantially all of the assets of Debtors to Transform pursuant to that certain Asset Purchase Agreement, dated as of January 17, 2019, by and among Transform and the Debtors party thereto (as it has and may be amended, modified or otherwise waived, the “APA”) (the “Sale Transaction”);

WHEREAS, the Sale Transaction closed on February 11, 2019 at 12:01 a.m. Eastern Time (the “Closing”);

WHEREAS, to facilitate the Closing, Debtors transferred their cash-management system, including the majority of their bank accounts, to Transform, effective as of the Closing (the “Cash-Management System Transfer”);

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are as follows: Sears Holdings Corporation (0798); Kmart Holding Corporation (3116); Kmart Operations LLC (6546); Sears Operations LLC (4331); Sears, Roebuck and Co. (0680); ServiceLive Inc. (6774); SHC Licensed Business LLC (3718); A&E Factory Service, LLC (6695); A&E Home Delivery, LLC (0205); A&E Lawn & Garden, LLC (5028); A&E Signature Service, LLC (0204); FBA Holdings Inc. (6537); Innovel Solutions, Inc. (7180); Kmart Corporation (9500); MaxServ, Inc. (7626); Private Brands, Ltd. (4022); Sears Development Co. (6028); Sears Holdings Management Corporation (2148); Sears Home & Business Franchises, Inc. (6742); Sears Home Improvement Products, Inc. (8591); Sears Insurance Services, L.L.C. (7182); Sears Procurement Services, Inc. (2859); Sears Protection Company (1250); Sears Protection Company (PR) Inc. (4861); Sears Roebuck Acceptance Corp. (0535); SR – Rover de Puerto Rico, LLC (f/k/a Sears, Roebuck de Puerto Rico, Inc.) (3626); SYW Relay LLC (1870); Wally Labs LLC (None); SHC Promotions LLC (9626); Big Beaver of Florida Development, LLC (None); California Builder Appliances, Inc. (6327); Florida Builder Appliances, Inc. (9133); KBL Holding Inc. (1295); KLC, Inc. (0839); Kmart of Michigan, Inc. (1696); Kmart of Washington LLC (8898); Kmart Stores of Illinois LLC (8897); Kmart Stores of Texas LLC (8915); MyGofer LLC (5531); Rover Brands Business Unit, LLC (f/k/a Sears Brands Business Unit Corporation) (4658); Sears Holdings Publishing Company, LLC. (5554); Sears Protection Company (Florida), L.L.C. (4239); SHC Desert Springs, LLC (None); SOE, Inc. (9616); StarWest, LLC (5379); STI Merchandising, Inc. (0188); Troy Coolidge No. 13, LLC (None); BlueLight.com, Inc. (7034); Sears Brands, L.L.C. (4664); Sears Buying Services, Inc. (6533); Kmart.com LLC (9022); Sears Brands Management Corporation (5365); and SRe Holding Corporation (4816).

EXECUTION VERSION

WHEREAS, on March 11, 2019, Debtors filed Debtors’ (I) Motion to (A) Enforce Asset Purchase Agreement and Automatic Stay Against Transform Holdco LLC and (B) Compel Turnover of Estate Property, and (II) Response to Transform Holdco LLC’s Motion to Assign Matter to Mediation [Docket No. 2796] (the “First Motion to Enforce”), seeking entry of an order compelling turnover of approximately $57.5 million in funds being held by Transform, comprising (i) approximately $41.3 million in funds owed to Debtors in connection with the Cash-Management System Transfer ($14.6 million in credit-card proceeds from transactions that occurred prior to Closing (the “Credit Card Accounts Receivable”) held in reserve accounts by certain credit-card payment processors pursuant to various credit-card processing agreements (the “Reserve Accounts”), $18.5 million in cash proceeds from transactions that occurred prior to Closing but that were still in transit from regional banks or stores after Closing (the “Cash in Transit”), $4.5 million of cash in transit from Debtors’ Israeli bank accounts prior to Closing, and $3.7 million in GOB Store proceeds); and (ii) an approximately $16.2 million rent-proration payment for February 2019 (the “Rent Proration”);

WHEREAS, on or about March 12, 2019, Transform paid $3,261,487 in respect of cash in transit from Debtors’ Israeli bank accounts (the “Israeli Cash Payment”) and $3,661,721 in respect of GOB Store proceeds owed to Debtors (the “GOB Store Proceeds Payment”);

WHEREAS, on March 18, 2019, Transform filed a response to the First Motion to Enforce [Docket No. 2864] and, on March 20, 2019, Debtors filed a reply in further support of the First Motion to Enforce [Docket No. 2913];

WHEREAS, on March 20, 2019, Transform and Debtors entered into an interim agreement that provided, among other things, that, on or before March 26, 2019, Transform would (i) pay by wire to Debtors $3 million in respect of the Cash in Transit and (ii) pay by wire to Debtors $5 million in respect of the Rent Proration (the “Interim Agreement”);

WHEREAS, Transform timely remitted $8 million to Debtors’ Estates in satisfaction of the Interim Agreement;

WHEREAS, on April 8, 2019, Debtors filed Debtors’ Supplemental Memorandum of Law in Further Support of Their Motion to Enforce the Automatic Stay [Docket No. 3079] and, on April 11, 2019, Transform filed Transform Holdco LLC’s Supplemental Reply Brief and Supporting Documents in Response to Debtors’ Motion to (A) Enforce Asset Purchase Agreement Against Transform Holdco LLC and (B) Compel Turnover of Estate Property [Docket No. 3156];

WHEREAS, at a hearing before the Bankruptcy Court on April 18, 2019, the Court considered the evidence and arguments presented by the Parties and ruled that the Reserve Accounts were Credit Card Accounts Receivable under the APA (the “April 18 Bench Ruling”);

EXECUTION VERSION

WHEREAS, on May 8, 2019, the Court entered an order consistent with the April 18 Bench Ruling which, among other things, (i) ordered that Debtors were entitled to, and did, deliver the Reserve Accounts to Transform at Closing to satisfy their obligation under Section 10.9 of the APA to deliver at least $1.657 billion, in the aggregate, of Acquired Inventory (excluding any Pending Inventory), Credit Card Accounts Receivable, and Pharmacy Receivables; (ii) ordered that Debtors delivered an aggregate threshold excess of approximately $14.6 million to Transform as of the Closing, less any amounts drawn from the Reserve Accounts held by the credit-card payment processors to satisfy liabilities owed by Debtors to the credit-card payment processors as of the Closing (the “Reserve Draw”); (iii) entitled Debtors to retain as an Excluded Asset the oldest Credit Card Accounts Receivable in an amount of approximately $14.6 million held in Reserve Accounts by certain of the credit-card payment processors less any Reserve Draw (the “Adjusted Excess Amounts”); and (iv) authorized Debtors to take the steps necessary to effectuate a transfer of the Adjusted Excess Amounts from the credit-card payment processors [Docket No. 3742] (the “CCAR Order”);

WHEREAS, Transform has satisfied all of its obligations under the CCAR Order;

WHEREAS, on May 24, 2019, Debtors filed the Supplemental Motion to Enforce the Asset Purchase Agreement [Docket No. 4029] (the “Supplemental Motion to Enforce”), seeking entry of an order (i) compelling Transform to assume up to $166 million in Other Payables as well as all payment obligations with respect to Ordered Inventory pursuant to Section 2.3(k)(v) of the APA; (ii) compelling Transform to assume approximately $83 million in 503(b)(9) claims in accordance with the APA; (iii) compelling Transform to turn over $35.1 million to Debtors, representing the total amount of cash owed to Debtors as a result of the Cash-Management System Transfer and Rent Proration amounts due under the APA; and (iv) enjoining Transform from (a) taking any actions to exercise control over thirteen subdivided lots in the Village of Hoffman Estates, Illinois (the “Hoffman Estates Development”) or (b) interfering with Debtors’ use, enjoyment, or right to dispose of those thirteen lots;

WHEREAS, on May 25, 2019, Transform filed the Adversary Complaint [Docket No. 4033] (the “Adversary Complaint”), asserting causes of action for breach of contract, declaratory judgment, and specific performance based upon allegations, among others, that (i) Debtors failed to deliver the amount of Prepaid Inventory required by the APA; (ii) Debtors failed to deliver the amount of Specified Receivables required by the APA; (iii) Transform acquired the security deposit (the “Adequate Assurance Deposit”) established pursuant to the Order (I) Approving Debtors’ Proposed Form of Adequate Assurance of Payment to Utility Providers, (II) Establishing Procedures for Determining Adequate Assurance of Payment for Future Utility Services, and (III) Prohibiting Utility Providers from Altering, Refusing, or Discontinuing Utility Service [Docket No. 431] (the “Adequate Assurance Order”); (iv) Transform acquired Debtors’ claims to funds related to property taxes levied on Debtors’ Hoffman Estates properties and collected from Debtors for the 2017 tax year held by the Village of Hoffman Estates (the “EDA Funds”); (v) Transform only assumed liability for mechanics’ liens included in Section 2 of Schedule 6.5 of the APA and did not assume liability for any other pre-Closing mechanics’ liens on Acquired Assets; (vi) Debtors caused Transform to assume accounts payable beyond those it agreed to assume including by acting outside the ordinary course of business in the week before Closing; and (vii) Debtors held approximately $19.6 million “available cash,” within the meaning of the APA, at Closing that reduced Transform’s obligation, if any, to assume up to $166 million Other Payables under Section 2.3(k)(v) of the APA;

EXECUTION VERSION

WHEREAS the Parties respectively submitted additional briefing and declarations in support of and in opposition to the Supplemental Motion to Enforce and Adversary Complaint, including Transform Holdco LLC’s Brief in Support of the Adversary Complaint and in Opposition to Debtors’ Supplemental Motion to Enforce the Asset Purchase Agreement [Docket No. 4464], Debtors’ Brief in Opposition to Transform Holdco LLC’s Adversary Complaint and in Further Support of Debtors’ Supplemental Motion to Enforce the Asset Purchase Agreement [Docket No. 4430], Transform Holdco LLC’s Reply Brief in Further Support of the Adversary Complaint [Docket No. 4480], Supplemental Memorandum of Law in Support of Transform Holdco LLC’s Adversary Complaint [Docket No. 4767], Supplemental Memorandum of Law in Support of Debtors’ Brief in Opposition to Transform Holdco LLC’s Adversary Complaint and in Further Support of Debtors’ Supplemental Motion to Enforce the Asset Purchase Agreement [Docket No. 4973], Reply Memorandum of Law in Further Support of Transform Holdco LLC’s Adversary Complaint [Docket No. 5085], Second Supplemental Memorandum of Law in Support of Transform Holdco LLC’s Adversary Complaint [Docket No. 5796], and Debtors’ Opposition to Transform Holdco LLC’s Second Supplemental Memorandum of Law in Support of Its Adversary Complaint [Docket No. 6079] (collectively, the “Supplemental Briefing”);

WHEREAS, on or about July 11, 2019, Transform and Debtors entered into a settlement that provided that Transform would wire an additional $8 million to Debtors on July 15, 2019 for prorated rent for February 2019 without any condition on how Debtors could use the funds or into which account those funds would be deposited (the “Rent Proration Settlement”);

WHEREAS, Transform timely remitted $8 million to Debtors’ Estates in satisfaction of the Rent Proration Settlement;

WHEREAS, on or about July 11, 2019, Transform and Debtors entered into an agreement that provided that Transform would escrow approximately $2.4 million for uncashed checks written by Debtors pre-Closing to satisfy Debtors’ pre-Closing obligations, to be released to Transform upon cashing and to Debtors after an applicable escheat period elapsed (the “Uncashed Checks Escrow”);

WHEREAS, on or about July 16, 2019, Transform established and continues to hold funds in the Uncashed Checks Escrow;

WHEREAS, as of the Execution Date, the amount held in the Uncashed Checks Escrow (after payment of incoming checks) is approximately $1,799,271; WHEREAS, at a hearing before the Bankruptcy Court on July 11, 2019 (the “July 11 Hearing”), the Court considered the evidence and arguments presented by the Parties and ruled that the APA obligated Transform to assume, effective as of the Closing, liability for both (a) up to $166 million in respect of Other Payables (i.e., the accounts payable set forth on Schedule 1.1(g) of the APA) and (b) all payment obligations with respect to the Ordered Inventory (the “$166 Million Other Payables Ruling”);

WHEREAS, Transform alleges that the combined Specified Receivables Shortfall Amount and Prepaid Inventory Shortfall Amount (each as defined in the APA) would eliminate completely any obligations of Transform to make payments relating to the Assumed 503(b)(9) Liabilities and the Severance Reimbursement Obligations (each as defined in the APA);

EXECUTION VERSION

WHEREAS, Debtors allege that the combined Prepaid Inventory Shortfall Amount and Warranty Receivables Shortfall Amount (as defined in the APA) would reduce Transform’s obligations to make payments relating to the Assumed 503(b)(9) Liabilities and the Severance Reimbursement Obligations by approximately $55 million, without accounting for any reduction as a result of any Specified Receivables Shortfall Amount (which would be the subject of review by the Expert (as defined below));

WHEREAS, Transform has represented that it has paid approximately $151.5 million in liabilities related to Other Payables notwithstanding its position that no such amounts are payable by Transform under the APA and Debtors have reasonably relied upon that representation in agreeing to enter into this Agreement;

WHEREAS, Transform has represented that it has paid approximately $7 million in respect of Assumed 503(b)(9) Liabilities and Debtors have reasonably relied upon that representation in agreeing to enter into this Agreement;

WHEREAS, at the July 11 Hearing, the Court considered the evidence and arguments presented by the Parties and issued a preliminary ruling, which the Parties subsequently agreed to accept as final, that the Adequate Assurance Deposit was a utility deposit and was acquired by Transform at the Closing, but only to the extent the Adequate Assurance Deposit related to assets acquired by Transform under the APA (the “Adequate Assurance Deposit Ruling”);

WHEREAS, the Parties estimate that the amount of the Adequate Assurance Deposit representing deposits related to assets acquired by Transform pursuant to the Adequate Assurance Ruling is approximately $5.3 million;

WHEREAS, at the July 11 Hearing, the Court considered the evidence and arguments presented by the Parties and issued a preliminary ruling, which the Parties subsequently agreed to accept as final, that the EDA Funds were Excluded Assets that Debtors did not sell, transfer, or convey to Transform under the APA (the “EDA Funds Ruling”);

WHEREAS, at the July 11 Hearing, the Court considered the evidence and arguments presented by the Parties and ruled that Transform acquired all sixteen parcels of land in the Hoffman Estates Development at the Closing (the “Hoffman Estates Real Property Ruling”);

WHEREAS, on September 16, 2019, in accordance with the Hoffman Estates Real Property Ruling, Debtors transferred to Transform the remaining parcels of the Hoffman Estates Development;

WHEREAS, at the July 11 Hearing, the Court considered the evidence and arguments presented by the Parties and issued a preliminary ruling that Transform only assumed liability for the mechanics’ liens included in Section 2 of Schedule 6.5 of the APA and did not assume liability for any other pre-Closing mechanics’ liens on Acquired Assets;

EXECUTION VERSION

WHEREAS, at the July 11 Hearing, the Court considered the evidence and arguments presented by the Parties and ruled that, for purposes of calculating the Specified Receivables Shortfall Amount referenced in Sections 1.1 and 2.3(k) of the APA, Debtors were required to deliver to Transform at Closing an aggregate $255,200,000 of actual accounts receivable—i.e., accounts reflecting balances owed to Debtors that had not been paid as of the Closing(the “Accounts Receivable”)—as opposed to those accounts listed as receivable in Debtors’ financial reporting, and, further, that any accounts that were satisfied before the Closing, or were not Accounts Receivable as of the Closing, would not count in the calculation of the Specified Receivables Shortfall Amount, and, further that, intercompany receivables would be treated as Specified Receivables for purposes of the calculation of the Specified Receivables Shortfall Amount, and, finally, that in the event the Parties were unable to agree on the calculation of the Specified Receivables Shortfall Amount within ten (10) days, the Court would appoint an examiner, with the costs split evenly between the Parties, to determine the Specified Receivables Shortfall Amount (the “Specified Receivables Ruling”);

WHEREAS, at the July 11 Hearing, the Court considered the evidence and arguments presented by the Parties and ruled that the Prepaid Inventory Shortfall Amount calculation required an actual valuation of the Prepaid Inventory that Debtors delivered to Transform at Closing, rather than a valuation based upon the methodology used by Debtors in their financial reporting, and, further, that, in the event the Parties were unable to agree on the calculation of the Prepaid Inventory Shortfall Amount within ten (10) days, the Court would appoint an examiner, with the costs split evenly between the Parties, to determine the Prepaid Inventory Shortfall Amount (the “Prepaid Inventory Ruling”);

WHEREAS, at the July 11 Hearing, the Court considered the evidence and arguments presented by the Parties and allowed the Parties ten (10) days from the date of the July 11 Hearing to reach an agreement concerning the reconciliation of amounts of cash held in Debtors’ legacy cash-management system and that might be allocated, as applicable, to Debtors or Transform (the “Cash Reconciliation Amounts”), and, further, that, in the event the Parties were unable to agree on the Cash Reconciliation Amounts within ten (10) days, the Court would appoint an examiner, with the costs split evenly between the Parties, to determine the Cash Reconciliation Amounts (the “Cash Reconciliation Ruling”) (the $166 Million Other Payables Ruling, the Adequate Assurance Deposit Ruling, the EDA Funds Ruling, the Hoffman Estates Real Property Ruling, the Specified Receivables Ruling, the Prepaid Inventory Ruling, and the Cash Reconciliation Ruling, collectively, the “July 11 Bench Rulings”);

WHEREAS, in light of ongoing discussions and efforts by the Parties to reach a consensual resolution of the APA Claims, the Parties agreed, and informed the Court of such agreement, to extend the deadlines previously established for the appointment of an examiner as contemplated by the Specified Receivables Ruling, the Prepaid Inventory Ruling, and the Cash Reconciliation Ruling;

WHEREAS, at a hearing before the Bankruptcy Court on September 12, 2019 (the “September 12 Hearing”), the Court considered the evidence and arguments presented by the Parties and ruled that the term “available cash” as used in the APA’s definition of Aggregate DIP Shortfall Amount was ambiguous and, further, that, based upon consideration of the relevant parol evidence, the Parties intended that the phrase “net of available cash” would not include Debtors’ Cash in Transit, and, thus, that the Aggregate DIP Shortfall Amount at Closing was $243,249 (the “Available Cash Ruling”);

EXECUTION VERSION

WHEREAS, at the September 12 Hearing, the Court considered the evidence and arguments presented by the Parties and ruled that the phrase “in accordance with the Sellers’ cash management policies and practices (as in effect prior to the Petition Date) in the Ordinary Course of Business” in Section 8.6 of the APA modified both Debtors’ obligation to “manage accounts payable of the business” and Debtors’ obligation to “make all payments in respect of payables of the Business (including rent payments and sales taxes) arising from the date of this Agreement until the Closing in all material respects on a timely basis,” and, further, that Debtors’ delay of payments to certain vendors in the week before the Closing was therefore not a violation of Section 8.6 because such delays were consistent with Debtors’ prior practices (the “Ordinary Course Ruling”);

WHEREAS, at the September 12 Hearing, the Court considered the evidence and arguments presented by the Parties and issued a final ruling with respect to the Parties’ dispute concerning Transform’s assumption of mechanics’ liens that was consistent with the preliminary ruling it delivered at the July 11 Hearing (the “Mechanics’ Liens Ruling”) (the Available Cash Ruling, Ordinary Course Ruling, and Mechanics’ Lien Ruling, collectively, the “September 12 Bench Rulings”);

WHEREAS, at the September 12 Hearing, the Court, for the benefit of any appeal, invited the Parties to submit briefing addressing what amount of damages, if any, Transform proved that it had incurred and would have been entitled to had the Bankruptcy Court found that Debtors had breached Section 8.6 of the APA by delaying payments to certain vendors in the week before Closing (the “Section 8.6 Damages Instruction”);

WHEREAS, in accordance with the Section 8.6 Damages Instruction, on November 8, 2019, Transform filed the Second Supplemental Memorandum of Law in Support of Transform Holdco LLC’s Adversary Complaint [Docket No. 5796], and, on November 22, 2019, Debtors filed the Debtors’ Opposition to Transform Holdco LLC’s Second Supplemental Memorandum of Law in Support of Its Adversary Complaint [Docket No. 6079] (the “Section 8.6 Damages Briefing”);

WHEREAS, on October 23, 2019, the Bankruptcy Court entered the Amended Stipulation and Order by and among the Village of Hoffman Estates, the Debtors, and the Community Unit School District 300 Concerning 2017 EDA Funds Held in the Special Tax Allocation Fund [Docket No. 5492] (the “EDA Stipulation”) pursuant to which Debtors relinquished any right they may have, in whole or in part, with respect to EDA Funds consisting of property taxes levied for tax year 2018 that were extended and collected in calendar year 2019 in the Special Tax Allocation Fund and as well as any rights, claims or interests to any subsequent years’ EDA Funds (the “Future EDA Funds”);

WHEREAS, on November 22, 2019, Debtors filed the Motion of Debtors to Compel Turnover of Estate Property [Docket No. 6084] (the “Turnover Motion”), seeking entry of an order compelling Transform to turn over more than $5.5 million in refunds of property taxes that Debtors had paid to Cook County, Illinois during pre-Closing periods (the “Cook County Tax Refunds”);

EXECUTION VERSION

WHEREAS, on December 6, 2019, Transform filed the Objection of Transform Holdco LLC to Motion of Debtors to Compel Turnover of Estate Property [Docket No. 6150] (the “Turnover Objection”);

WHEREAS, on December 13, 2019, the Court held an initial hearing concerning the Cook County Tax Refunds and ruled that the Cook County Tax Refunds should be turned over to Debtors pursuant to Section 2.2(h) of the APA subject to the submission of additional information concerning the circumstances of Transform’s deposit of such funds into its bank accounts (the “December 13 Bench Ruling,” together with the July 11 Bench Rulings and the September 12 Bench Rulings, the “Bench Rulings”);

WHEREAS, Debtors have retained Deloitte Tax LLP (“Deloitte”) to perform various tax services in furtherance of Debtors’ obligations under Section 9.2(a) of the APA and have incurred and may continue to incur liabilities in connection with those services (the “Deloitte Tax Fees”) which are Assumed Liabilities under Section 2.3(i) of the APA;

WHEREAS, as of September 30, 2019, the total amount of Deloitte Tax Fees is $992,985.00;

WHEREAS, following the Closing, the Parties disputed whether certain real property interests and related joint venture interests were required to be transferred to Transform under the APA;

WHEREAS, the Parties agree that the property interests and related joint venture interests described on Schedule 1 attached hereto constitute Acquired Properties to be transferred to Transform pursuant to the APA;

WHEREAS, in the First Motion to Enforce, the Supplemental Motion to Enforce, the Adversary Complaint, the Supplemental Briefing, the Section 8.6 Damages Briefing, the Turnover Motion, and the Turnover Objection (collectively, the “APA Allegations”), the Parties asserted multiple Claims (as defined in the APA) arising out of various disputes related to the APA (including, without limitation, any Claims arising out of the same facts and circumstances specified in the APA Allegations, the “APA Claims”);

WHEREAS, Transform has stated its intention to appeal certain of the Bench Rulings absent a consensual resolution of the issues addressed in this Agreement;

WHEREAS, the Bankruptcy Court issued an order on December 9, 2019 appointing an expert to assist in the resolution of certain of the APA Claims [Docket No. 6166] (the “Expert Order”);

WHEREAS, in light of the productive discussions concerning this Agreement, on or about December 29, 2019, the Parties ceased all work with respect to the Expert’s review of various APA Claims and instructed the Expert to cease its work pending the Bankruptcy Court’s consideration of this Agreement;

EXECUTION VERSION

NOW, THEREFORE, for and in consideration of the covenants, representations, obligations and releases set forth in this Agreement and other good and valuable consideration, the sufficiency of which is hereby acknowledged, and notwithstanding the Bench Rulings and the Expert Order, each of the Parties, intending to be bound, agrees as follows:

1. Obligations of the Parties.

(a) No later than two (2) business days following the Execution Date, Debtors shall file a motion in form and substance reasonably acceptable to the Parties seeking approval of this Agreement.

(b) Pending the Bankruptcy Court’s consideration of the Approval Order, the Parties shall cease all work related to the Expert’s review of various APA Claims and shall instruct the Expert to cease all such work. Transform, on the one hand, and Debtors, on the other hand, will each be responsible for fifty percent (50.0%) of the costs of the Expert and its counsel, which amounts shall be paid to the Expert or its designee no later than ten (10) business days following submission of an invoice by the Expert.

(c) On or before 6:00 p.m. (prevailing Eastern time) on the third (3rd) business day following entry of the Approval Order (as defined below) (the “Outside Payment Date”), Transform shall pay, without offset, hold back, or deduction, cash to Debtors in an amount equal to $12,000,000 (twelve million dollars) (the “Cash Payment”).

(d) No later than the Outside Payment Date, provided that the Deloitte Tax Fees Condition (as defined in Section 4 hereof) is satisfied, Transform shall pay cash to Debtors in an amount equal to $992,9852 (together with the Cash Payment, the “Settlement Amount,” and the date and time that such Settlement Amount shall have been received by Debtors, the “Release Time”), as full and final payment of the Deloitte Tax Fees through September 30, 2019.

(e) Upon payment of the Settlement Amount and transfer of the Adequate Assurance Deposit (as provided in Section 1(f) below), Transform will have no further obligations to make any payments relating to the Severance Reimbursement Obligations, the Assumed 503(b)(9) Liabilities (except to the extent any such 503(b)(9) Liabilities also constitute Cure Costs related to any Assigned Agreements), the Other Payables, the Ordered Inventory (each as defined in the APA), or, with the exception of the Uncashed Checks Escrow, the Cash Reconciliation Amounts (as defined in the Expert Order). For the avoidance of doubt, the Agreement does not vitiate Transform’s obligation to (i) release, upon expiration of the applicable escheat period, any Uncashed Checks Escrow owed to Debtors or (ii) satisfy Cure Costs related to any Assigned Agreements, including any Cure Costs that may also constitute Assumed 503(b)(9) Liabilities, in accordance with the APA.

[2]	Reflects a $25,000 reduction to invoiced amounts for entries not applicable to Transform.

EXECUTION VERSION

(f) As of the Release Time, Transform shall hereby and without any further action by Transform irrevocably release any interest it may have in the Adequate Assurance Deposit, which shall be deemed transferred to and become property of Debtors’ Estates. Transform acknowledges and agrees that, as of the Closing, Debtors have no liabilities or obligations for payment of utilities with respect to the Owned Real Property or the Acquired Leases and all such liabilities or obligations shall exclusively be Transform’s responsibility without access to or availability of the Adequate Assurance Deposit.

(g) Unless otherwise indicated in a writing from Debtors to Transform, the (i) Settlement Amount and (ii) any amounts from the Uncashed Checks Escrow owed to Debtors upon expiration of the applicable escheat period shall be transferred by wire transfer of immediately available funds in accordance with the following wire transfer instructions:

Account Number:	4451327244

Active ACH Blocks/Filters on File:	NO

Routing Number ACH/EFT:	111000012

Routing Number DOM WIRES:	026009593

SWIFT Code INTL WIRES:	BOFAUS3N

Account Name:	Sears Roebuck and Co.

(h) Transform agrees that any future tax refunds, rebates, or credits that are Excluded Assets (as that term is defined in the APA) under Section 2.2(h) of the APA (the “Debtors’ Tax Refunds”) shall, to the extent they are received by Transform, be held in trust for the benefit of Debtors, in the same form as so received, and delivered to Debtors as soon as reasonably practicable, but in no event later than five (5) business days after receipt thereof, consistent with Section 2.2(h) of the APA. Likewise, Debtors agree that any tax refunds, rebates, or credits that are the property of Transform (the “Transform Tax Refunds,” together with the Debtors’ Tax Refunds, the “Future Tax Refunds”) shall, to the extent they are received by Debtors, be held in trust for the benefit of Transform, in the same form as so received, and delivered to Transform as soon as reasonably practicable, but in no event later than five (5) business days after receipt thereof. Except as provided in this Section 1(h), Transform shall have no obligation to review, analyze, or turn over to Debtors any checks, cash, or cash equivalents received by Transform prior to the date hereof in connection with the Cash-Management System Transfer and the Cash Reconciliation Amounts. No later than the fifteenth (15th) business day following the end of each calendar quarter (beginning with the first quarter of 2020 and ending with the last quarter of 2024, unless the Parties subsequently agree otherwise) in which any Future Tax Refund remains outstanding, each Party agrees to provide each other Party with a schedule of (i) all Future Tax Refunds received, (ii) the amount of such Future Tax Refunds, and (iii) the date(s) on which such Future Tax Refunds were received. Further, to the extent each Party (the “Disclosing Party”) receives a request or requests from each other Party (the “Requesting Party”), whether formal or informal, to produce documents or information substantiating the (i) receipt of Future Tax Refunds,

EXECUTION VERSION

(ii) the amount of such Future Tax Refunds, and/or (iii) the date(s) upon which such Future Tax Refunds were received, the Disclosing Party shall promptly (within three (3) business days) respond to such request, including by producing to the Requesting Party copies of documents or information sufficient to substantiate (i) the receipt of Future Tax Refunds, (ii) the amount of such Future Tax Refunds, and/or (iii) the date(s) upon which such Future Tax Refunds were received. For the avoidance of doubt, Transform shall have no obligation under this Section 1(h) to either hold in trust or deliver to Debtors any Future EDA Funds.

(i) The Parties agree not to appeal the CCAR Order or the Bench Rulings (collectively, the “Prior Rulings”). For the avoidance of doubt, any amounts previously paid by or paid to or received by the Parties as a result of the Prior Rulings or otherwise, including any Severance Reimbursement Obligations, Other Payables, and/or Assumed 503(b)(9) Liabilities, are unaffected by this Settlement Agreement and shall be final and binding on the Parties and not subject to or available for any offset or reimbursement for any purpose whatsoever.

(j) The Parties accept and continue to be bound by their obligations under any and all interim agreements between and among the Parties, including, for the avoidance of doubt, the Israeli Cash Payment, the GOB Store Proceeds Payment, the Interim Agreement, the Rent Proration Settlement, and the Uncashed Checks Escrow (collectively, the “Interim Settlements”). The Parties acknowledge that Transform has satisfied all of its obligations under the Israeli Cash Payment, the GOB Store Proceeds Payment, the Interim Agreement, and the Rent Proration Settlement. For the avoidance of doubt, any amounts previously paid to, escrowed by, or received by the Parties as a result of the Interim Settlements are unaffected by this Settlement Agreement and shall be final and binding on the Parties and not subject to or available for any offset or reimbursement for any purpose whatsoever.

2. Mutual Release.

(a) Upon the occurrence of the Release Time, except as provided in Sections 2(c) or 2(d) hereof, Transform and each of Debtors, on behalf of itself, its controlled affiliates, and each and all of its and its affiliates’ respective past and present successors and assigns or any entity asserting a claim released hereunder either through or on behalf of any such parties (all such releasing persons and entities collectively, the “Releasing Parties”), does hereby fully, unconditionally and irrevocably release, relieve, waive, relinquish, remise, acquit and forever discharge the other Party and such other Party’s respective past, present and future agents, heirs, executors, administrators, conservators, successors, assigns, noteholders, participants, co-participants, direct and indirect parents, principals, subsidiaries, affiliates, related companies, shareholders, interest holders, investors, members, partners (including, without limitation, general and limited partners), managers, directors, representatives, contractors, service providers, receivers, attorneys and beneficiaries, and the past, present and future officers, directors, and employees (all such released persons and entities collectively, the “Released Parties”) from, against, and in respect of any and all past, present and future claims, cross-claims, counterclaims, third-party claims, demands, liabilities, obligations, debts, liens, damages, losses, costs,

EXECUTION VERSION

expenses, controversies, actions, rights, suits, assessments, penalties, charges, indemnities, guaranties, promises, commitments, appeals, or causes of action of whatsoever nature, whether based in contract, tort or otherwise, whether in law or equity and whether direct or indirect, fixed or contingent, that any of the Parties have or may have against any of the other Parties since the beginning of time, under, arising out of or in connection with the APA Claims (all of the foregoing, the “Released Claims”), which Released Claims shall include for the avoidance of doubt any right to claim an award of attorneys’ fees or other costs and expenses incurred in, or in connection with, any of the foregoing.

(b) For the avoidance of doubt, nothing in this Agreement (including, without limitation, Section 2(a)) releases, waives or prejudices the rights of any Party or Released Party to (i) enforce this Agreement, (ii) prosecute or defend against that certain appeal of the Bankruptcy Court’s (A) Order Determining the Amount of Second-Lien Holders’ Section 507(b) Administrative Claims Pursuant to Rule 3012 of the Federal Rules of Bankruptcy Procedure [Docket No. 4740] currently pending in the United States District Court for the Southern District of New York, Case No. 19-cv-07660 (VB) or (B) Order (I) Confirming Modified Second Amended Joint Chapter 11 Plan of Sears Holdings Corporation and its Affiliated Debtors and (II) Granting Related Relief [Docket No. 5370] (the “Confirmation Order”) currently pending in the United States District Court for the Southern District of New York, Case No. 19-cv-09703 (NSR), (iii) prosecute or defend against that certain adversary proceeding commenced with Debtors’ filing, on April 17, 2019, of a complaint (as amended or may be amended from time to time, including but not limited to the First Amended Complaint filed on November 25, 2019) in the Bankruptcy Court against, inter alia, Edward Scott “Eddie” Lampert, ESL Investments, Inc.; RBS Partners LP; and CRK Partners LLC (Adv. Case No. 19-08250-rdd), other than Released Claims, (iv) prosecute or defend against Preserved Causes of Action as defined in section 1.127 of the Modified Second Amended Joint Chapter 11 Plan of Sears Holdings Corporation and Its Affiliated Debtors [Docket No. 5370-1] and not otherwise Released Claims, or (v) prosecute or defend against Claims related to obligations under the APA that are not otherwise Released Claims, including but not limited to Claims related to Transform’s obligation, if any, to (a) assume Cure Costs under the APA, (b) reimburse Debtors for Deloitte Tax Fees under Sections 2.3 and 9.2(a) of the APA to the extent such fees arise after September 30, 2019; (c) indemnify Debtors for Taxes that are Assumed Liabilities under Sections 2.3 and 9.2(e) of the APA; or (d) satisfy the requirements of Section 9.5 of the APA.

(c) For the avoidance of doubt, except with respect to the Released Claims as provided in Section 2(a), nothing herein shall prejudice the rights of any Party to enforce its rights under the APA, the CCAR Order, the EDA Stipulation, and the Interim Settlements, and all such rights are fully and completely reserved.

(d) For the avoidance of doubt, pending the occurrence of the Release Time, the Parties shall retain all of their rights and claims with respect to the APA Claims, provided that the Parties agree that unless the Agreement terminates as provided in Section 8 hereof, each Party will not pursue such rights or claims or prosecute the APA Claims against each other Party.

EXECUTION VERSION

3. Conditions Precedent to Agreement. This Agreement shall become fully effective and binding on each Party upon the satisfaction of each of the following conditions precedent:

(a) Debtors shall have filed a Motion (in form and substance satisfactory to each of the Parties) seeking approval of this Agreement by no later than January 10, 2020;

(b) the Bankruptcy Court shall have entered an order approving this Agreement substantially in form and substance as the proposed order attached as Exhibit A hereto (the “Approval Order”);

(c) each of the Debtors shall have executed and delivered signature pages to this Agreement; and

(d) there is no order, or any stay entered or having taken effect, prohibiting or otherwise delaying the transactions contemplated herein.

4. Deloitte Tax Fees Condition. Transform’s obligation to make the payment described in Section 1(d) hereof shall be subject to the satisfaction of the following condition precedent: Debtors shall have agreed to transfer to Transform each of the real property interests, or related joint venture interests, described in Schedule 1 attached hereto, with such transfer to occur no later than five (5) business days after the Release Time subject to payment of the Settlement Amount (the “Deloitte Tax Fees Condition”).

5. Mutual Representations and Warranties of All Parties. Each Party represents and warrants to each other Party as of the Execution Date and the Release Time that:

(a) it is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

(b) subject to the Approval Order with respect to Debtors, it has the requisite organizational power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its respective obligations under, this Agreement;

(c) subject to the Approval Order with respect to Debtors, this Agreement constitutes a legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms;

(d) the execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate or other organizational action on its part;

(e) the execution, delivery, and performance by it of this Agreement does not violate any provision of law, rule or regulation applicable to it or any of its affiliates or its certificate of incorporation, bylaws or other organizational documents or those of any of its affiliates;

EXECUTION VERSION

(f) before executing this Agreement, (i) it has been fully informed of its terms, contents, conditions and effects, (ii) it has had a full and complete opportunity to discuss this settlement with its attorney or attorneys, (iii) it is not relying in any respect on any statement or representation made by any other Party and (iv) no promise or representation of any kind has been made to such Party separate and apart from what is expressly contained in this Agreement.

6. Further Assurances. On and after the Release Time, the Parties shall use their reasonable best efforts to take, or cause to be taken, all appropriate action to do or cause to be done all things necessary under applicable law, and to execute and deliver such documents and other papers, in each case, as may be required to carry out the provisions of this Agreement and consummate and make effective the transactions contemplated hereby. Without limiting the foregoing, no later than three (3) business days after the Release Time, (i) Transform shall withdraw, with prejudice, the Adversary Complaint, and (ii) Debtors shall withdraw, with prejudice, the First Motion to Enforce (to the extent not disposed of by the CCAR Order), the Supplemental Motion to Enforce, and the Turnover Motion.

7. No Admission of Fault or Liability. This Agreement is a compromise of disputed claims, and nothing contained in this Agreement shall be construed to be an admission of fault or liability on the part of any Party, all such fault or liability being expressly denied by each Party.

8. Termination. This Agreement shall terminate automatically, and shall be null and void without any further action, if the Release Time does not occur for any reason whatsoever on or before 6:00 p.m. (prevailing Eastern time) on the third (3rd) business day following entry of the Approval Order (or such other time mutually agreed by the Parties), and the rights of the Parties shall be fully restored as if this Settlement Agreement had never been executed. For the avoidance of doubt, if this Agreement terminates, or if the Settlement Amount, the Adequate Assurance Deposit, or any amounts paid pursuant to the APA, the Prior Rulings, or the Interim Settlements are clawed back or avoided or the Parties or any successor in interest or authorized representative seek to claw back or avoid, each Party acknowledges and agrees that each other Party shall retain (and may assert and prosecute) all of its APA Claims for the full amounts as if this Agreement had not been executed.

9. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York (excluding any conflicts-of-law rule or principle that might refer same to the laws of another jurisdiction).

10. Consent to Jurisdiction. This Agreement shall be deemed to be made in New York. Each Party irrevocably and unconditionally submits to and accepts the exclusive jurisdiction of the Bankruptcy Court for any action, suit or proceeding arising out of or based upon this Agreement, and waives any objection that it may have to the laying of venue in any such court or that any such court is an inconvenient forum or does not have personal jurisdiction over it. Each Party waives any right to a trial by jury in any lawsuit, action or proceeding to enforce or defend any right under this Agreement or any amendment, instrument, document or agreement delivered or to be delivered in connection with this Agreement and agrees that any lawsuit, action or proceeding will be tried before a court and not before a jury.

EXECUTION VERSION

11. Trial by Jury Waived. EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY PROCEEDING DIRECTLY OR INDIRECTLY BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER IN CONTRACT OR IN TORT, IN LAW OR IN EQUITY OR GRANTED BY STATUTE). EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND EACH OTHER PARTY HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.

12. Counterparts. This Agreement may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Agreement by electronic mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

13. Execution. Debtors’ Chief Restructuring Officer, by and on behalf of Sears Holdings Corporation, shall execute this Agreement in the first instance and, in so doing, bind Sears Holdings Corporation to the terms of the Agreement. No later than three (3) business days following the Execution Date, Debtors will cause to be filed in the Bankruptcy Court a motion for entry of an order authorizing principals, employees, or independent contractors of M-III Advisory Partners, LP (“M-III”) to sign and bind all Debtors to the terms of this Agreement. When the Bankruptcy Court enters such order, M-III shall execute this Agreement on behalf of all Debtors and the Debtors shall cause such updated and fully executed Agreement to be delivered to Transform.

14. Successors and Assigns; Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the Parties. Each of the Released Parties who is not a party to this Agreement is intended to be, and shall be, a third-party beneficiary but only as pertaining to the Released Claims in Section 2 of this Agreement entitled to enforce the terms thereof. Except to the extent provided in the immediately preceding sentence, there are no third-party beneficiaries with respect to this Agreement.

15. Notices. All notices, requests, demands and other communications to any Party hereto given under this Agreement shall be in writing, hand delivered or sent by overnight courier or electronic transmission (with confirmation received) to such Party at the address or electronic mail address specified for such Party on Exhibit B hereto, or at such other address or electronic mail address as such Party may subsequently request in writing. All notices, requests, demands and other communications will be deemed delivered when actually received.

16. Severability. If any provision in this Agreement is determined to be invalid, inoperative or unenforceable, the remaining provisions of this Agreement remain in effect if both the economic and legal substance of the transactions contemplated hereby are not materially affected in any manner adverse to any Party. Otherwise, the Parties shall negotiate in good faith to rewrite any such provision so as to, as nearly and fairly as possible, approach the economic and legal substance originally intended.

EXECUTION VERSION

17. Entire Agreement; Amendment and Waiver. This Agreement constitutes the entire understanding of the Parties with respect to the subject matter hereof and supersedes all prior understandings among the Parties with respect to such subject matter. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of each Party. Nothing in this Agreement shall amend, modify or waive any provisions of the EDA Stipulation.

[The remainder of this page is intentionally left blank.]

EXECUTION VERSION

IN WITNESS WHEREOF, this Agreement has been executed by each of the Parties, effective as of the Execution Date.

TRANSFORM HOLDCO LLC

By:
Name: Robert Riecker
Title: Chief Financial Officer

SEARS HOLDINGS CORPORATION

By:
Name: Mohsin Y. Meghji
Title: Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

Kmart Holding Corporation

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

Kmart Operations LLC

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

Sears Operations LLC

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

Sears, Roebuck and Co.

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

ServiceLive, Inc.

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

SHC Licensed Business LLC

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

A&E Factory Service, LLC

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

A&E Home Delivery, LLC

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

A&E Lawn & Garden, LLC

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

A&E Signature Service, LLC

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

FBA Holdings Inc.

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

Innovel Solutions, Inc.

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

Kmart Corporation

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

MaxServ, Inc.

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

Private Brands, Ltd.

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

Sears Development Co.

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

Sears Holdings Management Corporation

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

Sears Home & Business Franchises, Inc.

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

Sears Home Improvement Products, Inc.

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

Sears Insurance Services, L.L.C.

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

Sears Procurement Services, Inc.

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

Sears Protection Company

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

Sears Protection Company (PR), Inc.

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

Sears Roebuck Acceptance Corp.

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

Sears, Roebuck de Puerto Rico, Inc.

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

SYW Relay LLC

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

Wally Labs LLC

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

SHC Promotions LLC

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

Big Beaver of Florida Development, LLC

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

California Builder Appliances, Inc.

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

Florida Builder Appliances, Inc.

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

KBL Holding Inc.

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

Kmart of Michigan, Inc.

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

Kmart of Washington LLC

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

Kmart Stores of Illinois LLC

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

Kmart Stores of Texas LLC

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

MyGofer LLC

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

Sears Brands Business Unit Corporation

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

Sears Holdings Publishing Company, LLC

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

Sears Protection Company (Florida), L.L.C.

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

SHC Desert Springs, LLC

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

SOE, Inc.

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

StarWest, LLC

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

STI Merchandising, Inc.

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

Troy Coolidge No. 13, LLC

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

BlueLight.com, Inc.

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

Sears Brands, L.L.C.

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

Sears Buying Services, Inc.

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

Kmart.com LLC

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

Sears Brands Management Corporation

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

KLC, Inc.

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

EXECUTION VERSION

SRe Holding Corporation

By:
Name:	Mohsin Y. Meghji
Title:	Chief Restructuring Officer

[Signature Page to Settlement Agreement]

Exhibit A

[Draft Approval Order]

A-1

EXECUTION VERSION

Exhibit B

Notice Addresses

Transform Holdco LLC

Transform Holdco LLC

3333 Beverly Road

Hoffman Estates, IL 60179

Attention: Luke Valentino, Esq.

Tel: (847) 286-9551

With a copy to:

Cleary Gottlieb Steen & Hamilton LLP

One Liberty Plaza

New York, New York 10006

Attention: Sean A. O’Neal, Esq.

Tel: (212) 225-2000

Debtors (including any Debtor affiliate)

Weil, Gotshal & Manges

767 Fifth Ave.

New York, NY 10153-0119

Attention: Sunny Singh, Esq.

Tel: (212) 310-8000

M-III Partners, LLC

130 W 42nd St. 17th Floor

New York, NY 10036

Attention: Brian Griffith

Tel: (212) 716-1491

B-1